                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Norman R. Augustine                                February 27, 1997
-----------------------
Norman R. Augustine
Chief Executive Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marcus C. Bennett                                  February 27, 1997
-----------------------
Marcus C. Bennett
Executive Vice President, Chief Financial Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Robert E. Rulon                                    February 27, 1997
-----------------------
Robert E. Rulon
Chief Accounting Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Lynne V. Cheney                                    February 27, 1997
-----------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vance D. Coffman                                     February 27, 1997
-----------------------
Vance D. Coffman
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Houston I. Flournoy                          February 27, 1997
-----------------------
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James F. Gibbons                             February 27, 1997
-----------------------
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Edward E. Hood, Jr.                          February 27, 1997
-----------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Caleb B. Hurtt                                February 27, 1997
-----------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Gwendolyn S. King                            February 27, 1997
-----------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Frank C. Lanza                               February 27, 1997
-----------------------
Frank C. Lanza
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vincent N. Marafino                                February 27, 1997
-----------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Eugene F. Murphy                                       February 27, 1997
-----------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Allen E. Murray                                          February 27, 1997
-----------------------
Allen E. Murray
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Frank Savage                                            February 27, 1997
-----------------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Daniel M. Tellep                                   February 27, 1997
-----------------------
Daniel M. Tellep
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Carlisle A. H. Trost                               February 27, 1997
------------------------
Carlisle A. H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James R. Ukropina                                  February 27, 1997
-----------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION

     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Lockheed Martin Corporation ("Lockheed Martin") and any amendments thereto for Lockheed Martin's fiscal year ended December 31, 1996 with exhibits thereto, including, but not limited to, Lockheed Martin's Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 and Management's Discussion and Analysis of Financial Condition and Results of Operations for Lockheed Martin's fiscal year ended December 31, 1996, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Douglas C. Yearley                                 February 27, 1997
-----------------------
Douglas C. Yearley
Director